UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2019 (December 28, 2018)

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Demonbreun Street Suite 700 Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (615) 732-6400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2018, Claire W. Tucker entered into an Amendment to the Seventh Amended and Restated Executive Employment Agreement (the “Tucker Amendment”) with CapStar Financial Holdings, Inc. (the “Company”) and CapStar Bank (the “Bank”) that is effective as of December 28, 2018. Pursuant to the Tucker Amendment, Ms. Tucker’s base salary will increase to $525,000 per annum, effective January 1, 2019, and the parties anticipate that Ms. Tucker will continue employment with the Company through May 31, 2019.

On December 28, 2018, Robert B. Anderson entered into a Fourth Amended and Restated Executive Employment Agreement (the “Anderson Amended and Restated Agreement”) with the Company and the Bank that is effective as of December 28, 2018. Pursuant to the Anderson Amended and Restated Agreement, Mr. Anderson’s base salary will increase to $355,000 per annum, effective January 1, 2019, and he will be eligible to receive an annual bonus of up to 40% of his base salary, subject to the terms and conditions set forth annually by the Board of Directors of the Company (the “Board”) pursuant to any bonus plan that may be adopted by the Board. Additionally, as additional consideration for Mr. Anderson’s services to the Bank, the Bank has awarded to Mr. Anderson 5,600 shares of common stock of the Company, which is subject to repayment of the cash value on a pro rata basis if Mr. Anderson is terminated for cause or resigns within three years of the date of the Anderson Amended and Restated Agreement. Such award will be fully vested upon issuance and subject to the terms of the CapStar Financial Holdings, Inc. Stock Incentive Plan and a separate Restricted Stock Agreement between Executive and the Company, dated December 28, 2018, filed as Exhibit 10.3 hereto (the “Anderson Restricted Stock Agreement”). The Bank will advance funds necessary for payment of all taxes and withholdings due upon the issuance of the award under a three-year forgivable loan described in a separate Promissory Note between the Bank and Mr. Anderson, dated December 28, 2018, that is filed as Exhibit 10.4 hereto (the “Anderson Promissory Note”). Pursuant to the terms of the Anderson Promissory Note, which is subject to the terms and provisions of the Anderson Amended and Restated Agreement, the principal sum of $29,600.00 will be paid by the Bank and forgiven on a pro rata basis over a period of three years.

Additional terms provided for under the Anderson Amended and Restated Agreement are as follows:

•

Mr. Anderson, the Bank and the Company have the right to terminate the Anderson Amended and Restated Agreement at any time, with or without cause, subject to the potential for severance payments as discussed below.

•

Mr. Anderson is entitled to a severance payment equal to continued payment of base salary and benefits in the event the Company and the Bank terminates the Anderson Amended and Restated Agreement without cause or the executive resigns for good reason. The severance payment would be continued for 24 months.

•

For termination occurring within 12 months of a change in control, as defined in the Anderson Amended and Restated Agreement, Mr. Anderson would receive payments equal to two times his respective base salary (payable in 24 equal monthly installments) and continuation of benefits for 24 months, unless employment was terminated with cause or by reason of disability or the executive resigned without good reason.

•

Mr. Anderson has agreed to maintain the confidentiality of non-public information and trade secrets learned during the course of his employment and further agreed that the Company and the Bank maintain ownership over their work product.

•

Mr. Anderson is subject to a restrictive covenants relating to his ability to (i) solicit Company and Bank clients for or on behalf of a competing business, (ii) solicit employees of the Company or Bank for another business, or (iii) engage in a competing business that operates in any county in which CapStar operates. These restrictions apply for the duration of Mr. Anderson’s employment and following termination for a period of 12 months for Mr. Anderson.

•	The extended term of Mr. Anderson’s employment shall continue until May 21, 2021 with the option for a one year renewal.

On December 28, 2018, Christopher Tietz entered into a Second Amended and Restated Executive Employment Agreement (the “Tietz Amended and Restated Agreement”) with the Bank that is effective as of December 28, 2018. Pursuant to the Tietz Amended and Restated Agreement, Mr. Tietz’s base salary will increase to $315,000 per annum, effective January 1, 2019, and Mr. Tietz will be eligible to receive an annual bonus of up to 40% of his base salary, subject to the terms and conditions set forth annually by the Board of Directors of the Bank (the “Bank Board”) pursuant to any bonus plan that may be adopted by the Bank Board. Additionally, as additional consideration for Mr. Tietz’s services to the Bank, the Bank has awarded to Mr. Tietz 13,800 shares of common stock of the Company, which is subject to repayment of the cash value on a pro rata basis if Mr. Tietz is terminated for cause or resigns within three years of the Tietz Amended and Restated Agreement. Such award will be fully vested upon issuance and subject to the terms of the CapStar Financial Holdings, Inc. Stock Incentive Plan and a separate Restricted Stock Agreement between Mr.Tietz and the Company, dated December 28, 2018, filed as Exhibit 10.6 hereto (the “Tietz Restricted Stock Agreement”). The Bank will advance funds necessary for payment of all taxes and withholdings due upon the issuance of the award under a three-year forgivable loan described in a separate Promissory Note between the Bank and Mr. Tietz, dated December 28, 2018, that is filed as Exhibit 10.7 hereto (the “Tietz Promissory Note”). Pursuant to the terms of the Tietz Promissory Note, which is subject to the terms and provisions of the Tietz Amended and Restated Agreement, the principal sum of $67,062.00 will be paid by the Bank and forgiven on a pro rata basis over a period of three years.

Additional terms provided for under the Tietz Amended and Restated Agreement are as follows:

•	Both Mr. Tietz and the Bank have the right to terminate the Tietz Amended and Restated Agreement at any time, with or without cause, subject to the potential for severance payments as discussed below.

•

Mr. Tietz is entitled to a severance payment equal to continued payment of base salary and benefits in the event the Bank terminate the Tietz Amended and Restated Agreement without cause or the executive resigns for good reason. The severance payment would be continued for 24 months.

•

For termination occurring within 12 months of a change in control, as defined in the Tietz Amended and Restated Agreement, Mr. Tietz would receive payments equal to two times his respective base salary (payable in 24 equal monthly installments) and continuation of benefits for 24 months, unless employment was terminated with cause or by reason of disability or the executive resigned without good reason.

•

Mr. Tietz has agreed to maintain the confidentiality of non-public information and trade secrets learned during the course of his employment and further agreed that the Bank maintains ownership over its work product.

•

Mr. Tietz is subject to a restrictive covenants relating to his ability to (i) solicit Bank clients for or on behalf of a competing business, (ii) solicit employees of the Bank for another business, or (iii) engage in a competing business that operates in any other county in which the Bank operates. These restrictions apply for the duration of Mr. Tietz’s employment and following termination for a period of 12 months for Mr. Tietz.

•	The extended term of Mr. Tietz’s employment shall end on May 21, 2021 with the option for a one year renewal.

The Tucker Amendment, Anderson Amended and Restated Agreement, Anderson Restricted Stock Agreement, Anderson Promissory Note, Tietz Amended and Restated Agreement, Tietz Restricted Stock Agreement, and Tietz Promissory Note are collectively referred to as the “Agreements.” The above summaries of the Agreements are qualified by reference in their entirety to the full Agreements, which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, and Exhibit 10.7 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Amendment to the Seventh Amended and Restated Executive Employment Agreement, dated as of December 28, 2018, by and among the Company, the Bank and Claire W. Tucker

10.2	Fourth Amended and Restated Executive Employment Agreement, dated as of December 28, 2018, by and among the Company, the Bank and Robert B. Anderson

10.3	Restricted Stock Agreement, dated December 28, 2018, by and between the Company and Robert B. Anderson

10.4	Promissory Note, dated December 28, 2018, by and between the Bank and Robert B. Anderson

10.5	Second Amended and Restated Executive Employment Agreement, dated as of December 28, 2018, by and between the Bank and Christopher Tietz

10.6	Restricted Stock Agreement, dated December 28, 2018, by and between the Company and Christopher Tietz

10.7	Promissory Note, dated December 28, 2018, by and between the Bank and Christopher Tietz

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

By:	/s/ Robert B. Anderson
Name:	Robert B. Anderson
Title:	Chief Financial Officer and Chief Administrative Officer

Date: January 4, 2019